Exhibit 99.2

Consent of Independent Auditors

The Partners of

Star Gas Partners, L.P.:

We consent to incorporation by reference in the registration statements No. 333-100976 on Form S-3, Nos. 333-49751 and 333-103873 on Form S-4 and Nos. 333-40138, 333-46714 and 333-53716 on Form S-8 of Star Gas Partners, L.P. of our report dated December 4, 2003, relating to the balance sheets of Star Gas LLC as of September 30, 2002 and 2003, which reports appear in this Form 8-K of Star Gas Partners, L.P.

/S/ KPMG LLP

Stamford, Connecticut

January 7, 2004